SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2004

NEOSE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27718	13-3549286

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 Witmer Road, Horsham, Pennsylvania 19044
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (215) 315-9000

Item 7.	Financial Statements, Pro Forma Financial Information And Exhibits.

(a) Financial Statements of Businesses Acquired: None

(b) Pro Forma Financial Information: None

(c) Exhibits: Reference is made to the Exhibit Index annexed hereto and made a part hereof.

Item 12.            Results of Operations and Financial Condition.

             The information under this caption is furnished by Neose Technologies, Inc. (the “Company”) in accordance with Securities Exchange Commission Release No. 33-8216. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

             On April 28, 2004, the Company announced financial results for the quarter ended March 31, 2004.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEOSE TECHNOLOGIES, INC.

By:	/s/ C. Boyd Clarke

C. Boyd Clarke
President and Chief Executive Officer

Dated: April 28, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued on April 28, 2004 by Neose Technologies, Inc.